Narrative for the Hypothetical Illustration 1

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $275,000 or 222% x $13,486.27
                     = $275,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4   $10,945.48
+ Annual Premium*                    $3,500.00
- Premium Expense Charge**             $122.50
- Monthly Deduction***                 $561.96
- Mortality & Expense Charge****       $126.16
+ Hypothetical Rate of Return*****    ($148.59)
                                      --------
=                                      $13,486  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month                 COI

             1                  $46.76
             2                  $46.77
             3                  $46.79
             4                  $46.80
             5                  $46.81
             6                  $46.82
             7                  $46.84
             8                  $46.85
             9                  $46.86
            10                  $46.87
            11                  $46.89
            12                  $46.90

             Total             $561.96

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

             Month         Interest

             1             ($12.73)
             2             ($12.66)
             3             ($12.60)
             4             ($12.54)
             5             ($12.48)
             6             ($12.41)
             7             ($12.35)
             8             ($12.29)
             9             ($12.23)
            10             ($12.16)
            11             ($12.10)
            12             ($12.04)

         Total            ($148.59)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $13,486.27
- Year 5 Surrender Charge        $2,865.50
                                 ---------
=                                  $10,621  (rounded to the nearest dollar)


II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $275,000 or 222% x $16,239.56
                     = $275,000

Policy Value:
Year 5 Policy Value =

Policy Value at the end of year 4   $12,778.56
+ Annual Premium*                    $3,500.00
- Premium Expense Charge**             $122.50
- Monthly Deduction***                 $557.08
- Mortality & Expense Charge****       $142.71
+ Hypothetical Rate of Return*****     $783.29
                                       -------
=                                      $16,240  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI

             1               $46.43
             2               $46.43
             3               $46.43
             4               $46.43
             5               $46.43
             6               $46.42
             7               $46.42
             8               $46.42
             9               $46.42
            10               $46.42
            11               $46.42
            12               $46.42

             Total          $557.08

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

             Month          Interest

             1                $65.12
             2                $65.15
             3                $65.18
             4                $65.20

             5                $65.23
             6                $65.26
             7                $65.29
             8                $65.32
             9                $65.34
            10                $65.37
            11                $65.40
            12                $65.43

             Total           $783.29

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $16,239.56
- Year 5 Surrender Charge        $2,865.50
                                 ---------
=                                  $13,374  (rounded to the nearest dollar)


III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $275,000 or 222% x $19,472.22
                     = $275,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4   $14,846.13
+ Annual Premium*                    $3,500.00
- Premium Expense Charge**             $122.50
- Monthly Deduction***                 $551.48
- Mortality & Expense Charge****       $161.36
+ Hypothetical Rate of Return*****   $1,961.44
                                     ---------
=                                      $19,472  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI

             1               $46.06
             2               $46.04
             3               $46.02
             4               $46.00
             5               $45.99
             6               $45.97
             7               $45.95
             8               $45.93
             9               $45.91
            10               $45.89
            11               $45.87
            12               $45.85

             Total          $551.48

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

             Month          Interest

             1               $158.55
             2               $159.42
             3               $160.29
             4               $161.17
             5               $162.06
             6               $162.96
             7               $163.86
             8               $164.77
             9               $165.69
            10               $166.62
            11               $167.55
            12               $168.49

         Total             $1,961.44

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $19,472.22
- Year 5 Surrender Charge        $2,865.50
                                 ---------
=                                  $16,607  (rounded to the nearest dollar)


Narrative for the Hypothetical Illustration 2

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $99,712.43
                     = $2,000,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4     $80,843.88
+ Annual Premium*                     $25,000.00
- Premium Expense Charge**               $875.00
- Monthly Deduction***                 $3,233.48
- Mortality & Expense Charge****         $928.92
+ Hypothetical Rate of Return*****    ($1,094.06)
                                      ----------
=                                        $99,712 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI

             1              $269.11
             2              $269.17
             3              $269.24
             4              $269.30
             5              $269.36
             6              $269.43
             7              $269.49
             8              $269.55

             9              $269.61
            10              $269.68
            11              $269.74
            12              $269.80

         Total            $3,233.48

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

             Month          Interest

             1              ($93.33)
             2              ($92.93)
             3              ($92.54)
             4              ($92.15)
             5              ($91.75)
             6              ($91.36)
             7              ($90.97)
             8              ($90.58)
             9              ($90.19)
            10              ($89.80)
            11              ($89.42)
            12              ($89.03)

         Total           ($1,094.06)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $99,712.43
- Year 5 Surrender Charge       $20,840.00
                                 ---------
=                                  $78,872  (rounded to the nearest dollar)


II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $119,904.55
                     = $2,000,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4   $94,271.27
+ Annual Premium*                   $25,000.00
- Premium Expense Charge**             $875.00
- Monthly Deduction***               $3,205.21
- Mortality & Expense Charge****     $1,050.03
+ Hypothetical Rate of Return*****   $5,763.52
                                     ---------
=                                     $119,905  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI

             1              $267.20
             2              $267.18
             3              $267.16
             4              $267.15
             5              $267.13
             6              $267.11
             7              $267.09
             8              $267.07
             9              $267.06
            10              $267.04
            11              $267.02
            12              $267.00

         Total            $3,205.21

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

             Month          Interest

             1               $477.52
             2               $478.02
             3               $478.52
             4               $479.02
             5               $479.52
             6               $480.03
             7               $480.54
             8               $481.05
             9               $481.56
            10               $482.07
            11               $482.58
            12               $483.10

           Total           $5,763.52

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value              $119,904.55
- Year 5 Surrender Charge         $20,840.00
                                  ----------
=                                    $99,065  (rounded to the nearest dollar)


III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $143,596.70
                     = $2,000,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $109,407.92
+ Annual Premium*                     $25,000.00
- Premium Expense Charge**               $875.00
- Monthly Deduction***                 $3,172.75
- Mortality & Expense Charge****       $1,186.54
+ Hypothetical Rate of Return*****    $14,423.08
                                      ----------
=                                       $143,597 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI

                 1          $265.04
                 2          $264.93
                 3          $264.81
                 4          $264.70
                 5          $264.58
                 6          $264.46
                 7          $264.34
                 8          $264.22
                 9          $264.10
                10          $263.98
                11          $263.86
                12          $263.73

             Total        $3,172.75

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

             Month          Interest

             1             $1,162.39
             2             $1,169.39
             3             $1,176.44
             4             $1,183.55
             5             $1,190.71
             6             $1,197.94
             7             $1,205.22
             8             $1,212.56
             9             $1,219.97
            10             $1,227.43
            11             $1,234.95

            12             $1,242.54

         Total            $14,423.08

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value              $143,596.70
- Year 5 Surrender Charge         $20,840.00
                                  ----------
=                                   $122,757  (rounded to the nearest dollar)


Narrative for the Hypothetical Illustration 3

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $275,000 or 222% x $12,000.69
                     = $275,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $9,793.02
+ Annual Premium*                    $3,500.00
- Premium Expense Charge**             $122.50
- Monthly Deduction***                 $921.50
- Mortality & Expense Charge****       $114.03
+ Hypothetical Rate of Return*****    ($134.30)
                                      --------
=                                      $12,001  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI

             1               $69.15
             2               $69.18
             3               $69.20

             4               $69.23
             5               $69.25
             6               $69.28
             7               $69.30
             8               $69.33
             9               $69.36
            10               $69.38
            11               $69.41
            12               $69.43

         Total              $831.50

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

             Month          Interest

             1              ($11.67)
             2              ($11.58)
             3              ($11.50)
             4              ($11.41)
             5              ($11.32)
             6              ($11.23)
             7              ($11.15)
             8              ($11.06)
             9              ($10.97)
            10              ($10.89)
            11              ($10.80)
            12              ($10.71)

         Total             ($134.30)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $12,000.69
- Year 5 Surrender Charge        $2,865.50
                                 ----------
=                                   $9,135  (rounded to the nearest dollar)

II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $275,000 or 222% x $14,529.47
                     = $275,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4   $11,486.26
+ Annual Premium*                    $3,500.00
- Premium Expense Charge**             $122.50
- Monthly Deduction***                 $914.89
- Mortality & Expense Charge****       $129.34
+ Hypothetical Rate of Return*****     $709.94
                                       -------
=                                      $14,529  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI

             1               $68.70
             2               $68.71
             3               $68.71
             4               $68.72
             5               $68.73
             6               $68.74
             7               $68.74
             8               $68.75
             9               $68.76
            10               $68.77
            11               $68.77
            12               $68.78

         Total              $824.89

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

             Month          Interest

             1                $59.78
             2                $59.67
             3                $59.56
             4                $59.44
             5                $59.33
             6                $59.22
             7                $59.11
             8                $59.00
             9                $58.88
            10                $58.77
            11                $58.65
            12                $58.54

             Total           $709.94

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $14,529.47
- Year 5 Surrender Charge        $2,865.50
                                 ----------
=                                  $11,664  (rounded to the nearest dollar)


III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $275,000 or 222% x $17,506.24
                     = $275,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $13,400.18

+ Annual Premium*                     $3,500.00
- Premium Expense Charge**              $122.50
- Monthly Deduction***                  $907.27
- Mortality & Expense Charge****        $146.64
+ Hypothetical Rate of Return*****    $1,782.48
                                      ---------
=                                       $17,506  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI

             1               $68.19
             2               $68.18
             3               $68.16
             4               $68.15
             5               $68.13
             6               $68.11
             7               $68.10
             8               $68.08
             9               $68.07
            10               $68.05
            11               $68.03
            12               $68.02

             Total          $817.27

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

             Month          Interest

             1               $145.68
             2               $146.18
             3               $146.69
             4               $147.21
             5               $147.73

             6               $148.25
             7               $148.78
             8               $149.31
             9               $149.85
            10               $150.39
            11               $150.93
            12               $151.48

             Total         $1,782.48

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $17,506.24
- Year 5 Surrender Charge        $2,865.50
                                 ----------
=                                  $14,641  (rounded to the nearest dollar)


Narrative for the Hypothetical Illustration 4

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $87,897.37
                     = $2,000,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $71,721.77
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**              $875.00
- Monthly Deduction***                $6,136.10
- Mortality & Expense Charge****        $832.64
+ Hypothetical Rate of Return*****     ($980.66)
                                     ----------
=                                       $87,897  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI

             1              $502.87
             2              $503.05
             3              $503.23
             4              $503.40
             5              $503.58
             6              $503.76
             7              $503.93
             8              $504.11
             9              $504.28
            10              $504.46
            11              $504.63
            12              $504.81

             Total        $6,046.10

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

             Month          Interest

             1              ($84.98)
             2              ($84.38)
             3              ($83.79)
             4              ($83.20)
             5              ($82.60)
             6              ($82.01)
             7              ($81.42)
             8              ($80.83)
             9              ($80.24)
            10              ($79.65)
            11              ($79.07)
            12              ($78.48)

             Total         ($980.66)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $87,897.37
- Year 5 Surrender Charge       $20,840.00
                                ----------
=                                  $67,057  (rounded to the nearest dollar)


II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $106,323.78
                     = $2,000,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $84,048.90
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**              $875.00
- Monthly Deduction***                $6,087.95
- Mortality & Expense Charge****        $944.07
+ Hypothetical Rate of Return*****    $5,181.90
                                      ---------
=                                      $106,324  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI

             1              $499.61
             2              $499.65
             3              $499.69
             4              $499.73
             5              $499.77
             6              $499.81
             7              $499.85
             8              $499.89

             9              $499.93
            10              $499.97
            11              $500.01
            12              $500.06

             Total        $5,997.95

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

             Month          Interest

             1               $435.23
             2               $434.62
             3               $434.00
             4               $433.39
             5               $432.77
             6               $432.15
             7               $431.53
             8               $430.90
             9               $430.28
            10               $429.65
            11               $429.02
            12               $428.38

             Total         $5,181.90

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value              $106,323.78
- Year 5 Surrender Charge         $20,840.00
                                  ----------
=                                    $85,484  (rounded to the nearest dollar)

III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $128,005.03
                     = $2,000,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $97,976.96
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**              $875.00
- Monthly Deduction***                $6,032.54
- Mortality & Expense Charge****      $1,069.92
+ Hypothetical Rate of Return*****   $13,005.53
                                     ----------
=                                      $128,005  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI

             1              $495.92
             2              $495.79
             3              $495.67
             4              $495.54
             5              $495.41
             6              $495.28
             7              $495.15
             8              $495.02
             9              $494.89
            10              $494.76
            11              $494.62
            12              $494.49

             Total        $5,942.54

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

             Month          Interest

             1             $1,060.61
             2             $1,064.71
             3             $1,068.84
             4             $1,073.01
             5             $1,077.22
             6             $1,081.45
             7             $1,085.73
             8             $1,090.03
             9             $1,094.38
            10             $1,098.76
            11             $1,103.17
            12             $1,107.62

             Total        $13,005.53

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value              $128,005.03
- Year 5 Surrender Charge         $20,840.00
                                  ----------
=                                   $107,165  (rounded to the nearest dollar)